UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    September 10, 2009

Medizone International, Inc.

(Exact name of registrant as specified in its charter)

Nevada

002-93277-D

87-0412648

(State or other jurisdiction

(Commission

(IRS Employer

      of incorporation)

File Number)

           Identification No.)

144 Buena Vista, P.O. Box 742, Stinson Beach, California

    94970

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(415) 868-0300

(Former Name or Former Address, if Changed Since Last Report)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Annual Meeting of Shareholders

On August 26, 2009, Medizone International, Inc. (the “Company”), held its annual meeting of shareholders in Reno, Nevada.

At the meeting, the Company’s shareholders voted on three matters: the election of directors; a proposed amendment to the Company’s Articles of Incorporation to increase the authorized capital of the Company; and the approval of the appointment of HJ & Associates & Consultants, LLP, as the Company's independent registered public accounting firm for fiscal year ending December 31, 2009.

The voting was as follows:

1.

Proposal Number 1 – Election of Directors.

Name	Votes For	Votes Withheld
Edwin G. Marshall	167,217,340	5,254,063
Richard G. Solomon	167,644,063	4,827,340
Daniel D. Hoyt	171,634,273	837,130
Michael E. Shannon, M.A., M.Sc., M.D.	167,663,963	4,807,440

2.

Proposal Number 2 – Approval of Amendment to the Company’s Articles of Incorporation to Increase the Company’s Authorized Capital from 250,000,000 to 395,000,000 and to Authorize the Issuance of Preferred Stock.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
115,427,205	3,313,176	60,083	53,670,939

3.

Ratification of the Selection of HJ Associates & Consultants, LLP, as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2009.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
172,146,740	232,765	91,897	0

The Company received sufficient votes in favor of all proposals, and all proposals passed.

Common Stock Trading on OTC Bulletin Board

On September 8, 2009, the Company announced that its stock had begun trading on the OTC Bulletin Board.  The Company’s ticker symbol is MZEI.OB.  The Company’s stock had previously been quoted on the Pink Sheets.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Articles of Incorporation

In light of the shareholder approval obtained at the Company’s annual meeting, on September 10, 2009, the Company filed Articles of Amendment to its Articles of Incorporation to effectuate the increase of the Company’s authorized capital to 395,000,000 common shares, and to provide for the issuance by the Board of Directors of Preferred Stock.

Item 7.01.

Regulation FD Disclosure.

On September 8, 2009, the Company issued a press release relating to the commencement of trading of the Company’s common stock on the OTC Bulletin Board. The press release is attached hereto as Exhibit 99 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.   Financial Statements and Exhibits

(a)

Financial Statements

None.

(b)

Exhibits

99

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

Date: September 10, 2009

By:  /s/ Edwin G. Marshall

     -----------------------------------------------

Edwin G. Marshall

Chairman of the Board and Chief Executive Officer

(Principal Executive Officer)

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